UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2003

MICHAELS STORES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09338 (Commission File Number)	75-1943604 (IRS Employer Identification No.)

8000 Bent Branch Drive
Irving, Texas 75063
P.O. Box 619566
DFW, Texas 75261-9566
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

ITEM 5. Other Events.

     On June 18, 2003, the Board of Directors of Michaels Stores, Inc., a Delaware corporation (the “Company”), declared a cash dividend in the amount of $0.10 per common share (“Common Share”), payable on July 30, 2003, to stockholders of record as of the close of business on July 15, 2003. A copy of the press release announcing the dividend declaration is filed as Exhibit 99.1 to this Form 8-K.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits:

Exhibit
Number	Description

99.1	Press release issued by Michaels Stores, Inc., dated June 19, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.

By:	/s/ Jeffrey N. Boyer

Jeffrey N. Boyer Executive Vice President — Chief Financial Officer

 Date: June 19, 2003

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INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release issued by Michaels Stores, Inc., dated June 19, 2003.

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